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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2000




                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

         NORTH CAROLINA              340-23520                  56-1714315
(State or other jurisdiction   (Commission File No.)          I.R.S. Employer
      of incorporation)                                    Identification Number



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                        DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)


                                 (919) 998-2000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

On January 26, 2000, Quintiles Transnational Corp. issued a press release regarding its financial results for the period ended December 31, 1999. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

( c)     Exhibits.


Exhibit Number                      Description of Exhibit
--------------                      ----------------------

99.01                               Press Release dated January 26, 2000






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUINTILES TRANSNATIONAL CORP.


                                            By:  /s/ Rachel R. Selisker
                                                 -------------------------------
                                                 Rachel R. Selisker

Dated:    January 26, 2000



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                                  EXHIBIT INDEX



Exhibit Number             Description of Exhibit
--------------             ----------------------

99.01                      Press Release, dated January 26, 2000